Exhibit 10.9

SECOND AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Among

LINN ENERGY, LLC

as Borrower,

BNP PARIBAS,

as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of June 29, 2007

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) executed effective as of June 29, 2007 (the “Second Amendment Effective Date”) is among LINN ENERGY, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP PARIBAS, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.            The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of August 1, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of February 1, 2006 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.            The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

Section 2.               Amendments to Credit Agreement.

2.1           Definitions.  Section 1.02 is hereby amended by amending and restated the definition of “Agreement” as follows:

“ ‘Agreement’ means this Second Amended and Restated Credit Agreement, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of February 1, 2007 and by that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of June 29, 2007, and as the same may from time to time be further amended, modified, supplemented or restated.”

2.2           Section 2.08.  Section 2.08(c) is hereby amended and restated in its entirety as follows:

“(c)         Expiration Date.  Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date eighteen months after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date.”

2.3           Section 7.21.  Section 7.21 is hereby amended and restated in its entirety as follows:

Section 7.21           Use of Loans and Letters of Credit.  The proceeds of the Loans and the Letters of Credit shall be used (a) to provide working capital, (b) to refinance existing indebtedness (including the Existing Credit Agreement), (c) for the acquisition, exploration and development of oil and gas properties, including the Blacksand Acquisition and the Kaiser Francis Acquisition, (d) for the issuance of Letters of Credit, and (e) for general corporate purposes, including Restricted Payments.  The Borrower and its Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board).  No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.”

Section 3.               Waiver.

The Borrower has informed the Administrative Agent that it may have violated Section 7.21 when it borrowed on May 11, 2007, resulting in a utilization rate of 90.1% and then paid distributions on May 14, 2007.   Therefore, the Borrower hereby requests, and the Administrative Agent and the Majority Lenders hereby agree, to waive Section 7.21 for such distribution.  Except as expressly waived herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.

Neither the execution by the Administrative Agent or the Lenders of this Second Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any other defaults which may exist, which may have occurred prior to the distribution above, or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provision waived hereunder (collectively “Other Violations”).  Similarly, nothing contained in this letter shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, (ii) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.

Section 4.               Scheduled Redetermination of the Borrowing Base.  Pursuant to the April 1 Scheduled Redetermination, the Borrowing Base shall be increased to $765,000,000, effective from and including the Second Amendment Effective Date to but excluding the next Redetermination Date.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13 or Section 9.12.

Section 5.               Conditions Precedent.  The effectiveness of this Second Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

5.1           Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

5.2           The Administrative Agent shall have received multiple counterparts as requested of this Second Amendment from each Lender.

5.3           The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

5.4           No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.

Section 6.               Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this Second Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Second Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Second Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 7.               Miscellaneous.

7.1           Confirmation.  The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

7.2           Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

7.3           Counterparts.  This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.4           No Oral Agreement.  THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5           Governing Law.  THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/ Kolja Rockov
Kolja Rockov, Executive Vice President
and Chief Financial Officer

GUARANTORS:		LINN ENERGY HOLDINGS, LLC

LINN OPERATING, INC.

PENN WEST PIPELINE, LLC

PENN WEST STORAGE, LLC

MID ATLANTIC WELL SERVICE,
INC.

LINN WESTERN OPERATING, INC.

LINN WESTERN PROCESSING, LLC

LINN MID-CONTINENT OPERATING,
INC.

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief
Financial Officer

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent and Lender

	By:	/s/ Douglas R. Liftman
	Name:	Douglas R. Liftman
	Title:	Managing Director

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

LENDERS:	ROYAL BANK OF CANADA, as a Syndication
Agent and a Lender

	By:	/s/ Linda M. Stephens
	Name:	Linda M. Stephens
	Title:	Authorized Signatory

SOCIETE GENERALE, as a Syndication Agent
and a Lender

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Director

COMERICA BANK, as a Documentation Agent and a
Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Assistant Vice President

CITIBANK, N.A., as a Documentation Agent and
a Lender

By:	/s/ Thomas Benavides
Name:	Thomas Benavides
Title:	Vice President

NEW LENDERS:	BMO CAPITAL MARKETS FINANCING,
INC., as a Lender

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as a Lender

By:	/s/ Susan LeFevre
Name:	Susan LeFevre
Title:	Director

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Laurence A. Mack
Name:	Laurence A. Mack
Title:	E.V.P.

WACHOVIA BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Philip Trinder
Name:	Philip Trinder
Title:	Director

FORTIS CAPITAL CORP., as a Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Senior Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

ALLIED IRISH BANK, p.l.c., as a Lender

By:	/s/ David O’Driscoll
Name:	David O’Driscoll
Title:	Assistant Vice President

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	SVP

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Mark E. Thompson
Name:	Mark E. Thompson
Title:	Senior Vice President

LEHMAN COMMERICAL PAPER INC., as a
Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Authorized Signatory